SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          June 21, 2000
                                                --------------------------------


                               Chase Funding, Inc.

             (Exact name of registrant as specified in its charter)



New York                                 333-64131                  13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.       Other Events

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Chase Securities Inc. (the "Underwriter") in respect of the Registrant's proposed offering of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2000-2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64131) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computation Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                          Description
            -----------                          -----------
            (99)                                 Computational Materials
                                                 prepared by Chase Securities
                                                 Inc. in connection with Chase
                                                 Funding Mortgage Loan
                                                 Asset-Backed Certificates,
                                                 Series 2000-2.




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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE FUNDING, INC.



Date: June 21, 2000
                                          By:   /s/ Eileen Lindblom
                                                --------------------------------
                                                 Name:  Eileen Lindblom
                                                 Title:   Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials                       (E)
                        prepared by Chase Securities Inc.
                        in connection with Chase Funding
                        Mortgage Loan Asset-Backed
                        Certificates, Series 2000-2.